                         SUPPLEMENT DATED JUNE 2, 2003

                                       TO

                         PROSPECTUSES DATED MAY 1, 2003
                            __________________________

This Supplement is intended to be distributed with certain prospectuses dated May 1, 2003 for variable annuity contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title "Revolution Access Variable Annuity," "Revolution Extra Variable Annuity," "Revolution Extra II Variable Annuity," "Revolution Value Variable Annuity" or "Revolution Value II Variable Annuity." We refer to these prospectuses as the "Product Prospectuses."
                             __________________________

  THIS SUPPLEMENT IS ACCOMPANIED WITH TWO PROSPECTUS SUPPLEMENTS DATED JUNE 2, 2003 TO THE PROSPECTUS FOR THE JOHN HANCOCK VARIABLE SERIES TRUST I DATED MAY 1, 2003. BE SURE TO READ THAT MATERIAL BEFORE SELECTING THE CORRESPONDING VARIABLE
                              INVESTMENT OPTIONS.
                            __________________________

                       AMENDMENTS TO PRODUCT PROSPECTUSES

1. The table on the cover page of each Product Prospectus is revised to show two additional managers for the underlying fund of the Active Bond variable investment option:

-------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:    UNDERLYING FUND MANAGED BY:
 ---------------------------    ---------------------------
 BOND & MONEY MARKET OPTIONS:
  Active Bond. . . . . . . .    John Hancock Advisers, LLC,
                                Declaration Management & Research LLC and
                                Pacific Investment Management Company LLC
-------------------------------------------------------------------------------

2. The Additional Information section in each of the Product Prospectuses is revised to include the following information:

DESCRIPTION OF CHARGES AT THE FUND LEVEL

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the last table of the Fee Tables) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the table.

     The figures for the funds shown in the Fee Tables are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2002, except as indicated in the footnotes appearing at the end of the table. Expenses of the funds are not fixed or specified under the terms of the contract, and those expenses may vary from year to year.

VSTSUP-4 (6/03)